UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2024
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TaskUs, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Independence Drive, Suite 100
New Braunfels, Texas 78132
(Address of Principal Executive Offices) (Zip Code)
(888) 400-8275
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2024, the Compensation Subcommittee (the “Compensation Subcommittee”) of the Board of Directors (the “Board”) of TaskUs, Inc. (the “Company”), upon the recommendation of the Board’s Compensation Committee (the “Compensation Committee”), granted performance-based restricted stock units (“PSUs”) to Bryce Maddock, the Company’s Chief Executive Officer and Co-Founder, pursuant to the Company’s 2021 Omnibus Incentive Plan (the “Plan”).

Mr. Maddock was granted a total of 240,000 PSUs, with each unit vesting into a share of Class A Common Stock based on the achievement of certain performance targets based on “Stock Price CAGR” (as defined below) during three performance periods, each of which begins on the date of grant and ends on the first, second and third anniversary of the date of grant, respectively, and, in each case, subject to Mr. Maddock’s continued employment through the last day of the applicable performance period. The number of PSUs that will be earned during each applicable performance period will be based on the achievement of the specified Stock Price CAGR levels set forth below:

Performance Condition	Level of Achievement
Stock Price CAGR	First	Second	Third
	10%	20%	30%

The cumulative number of PSUs earned with respect to each performance period will be determined in accordance with the table below based on the “Level of Achievement” specified above during the applicable performance period. With respect to the second performance period and the third performance period, the number of PSUs earned with respect to such performance period (if any) will be the “Cumulative Number of PSUs Earned” determined by the Compensation Committee in accordance with the table below based on the “Level of Achievement” specified above during such performance period less the number of any PSUs earned with respect to any prior performance period; provided, that the number of PSUs earned with respect to any performance period shall not be less than zero.

	Cumulative Number of PSUs Earned
Level of Achievement	First Performance Period	Second Performance Period	Final Performance Period
Below First	0	0	0
At First	26,667	53,333	80,000
At Second	53,333	106,667	160,000
At Third	80,000	160,000	240,000
Above Third	80,000	160,000	240,000

Any PSUs that do not vest based on actual performance following the final performance period will be automatically forfeited for no consideration.

The PSUs are subject to the following vesting acceleration terms:

In the event of a “Qualifying Change in Control” (defined as a “Change in Control” (as defined in the Plan) following which the Company’s common stock is no longer listed for trading on NASDAQ or another U.S. national securities trading exchange) prior to the termination of Mr. Maddock’s employment:
•The “Cumulative Number of PSUs Earned” as of the date of the Qualifying Change in Control will be determined based on the actual price paid per share of the Company’s common stock in connection with such Qualifying Change in Control, as follows:
◦If the Change in Control is consummated prior to the second anniversary of the date of grant, the number of PSUs that will vest will be determined based on the highest level of achievement with respect to the Stock Price CAGR performance targets (with Stock Price CAGR calculated considering n=2); provided, that the number of PSUs that will vest will be based on the “Cumulative Number of PSUs Earned” in the table above for the level of achievement with respect to the final performance period; and
◦If the Change in Control is consummated prior to the third anniversary of the date of grant, the number of PSUs that will vest will be determined based on the highest level of achievement with respect to the Stock Price CAGR performance targets (with Stock Price CAGR calculated considering n=3).

•Notwithstanding the foregoing, any PSUs that vest in connection with a Qualifying Change in Control will not be settled until the earliest of (i) the first anniversary of the consummation of such Qualifying Change in Control, subject to Mr. Maddock’s continued employment with the Company through such date, (ii) the last day of the next performance period that would have ended following such Qualifying Change in Control, and (iii) the date of the termination of Mr. Maddock’s employment by the Company without “cause,” by Mr. Maddock for “good reason” or due to Mr. Maddock’s death or disability (a “Qualifying Termination”); provided, that, upon the termination of Mr. Maddock’s employment (other than a Qualifying Termination) prior to the first anniversary of the consummation of such Qualifying Change in Control, at the election of the Board by written notice to Mr. Maddock within 15 days following such termination, Mr. Maddock will be required to forfeit to the Company, for no consideration therefor, any PSUs that are settled pursuant to clause (ii) above (or, as applicable, shall repay to the Company all proceeds received in respect of any such PSUs).

For purposes of the PSUs, “Stock Price CAGR” is calculated by measuring the compounded annual growth rate with respect to the price of the Company’s Class A Common Stock as of the date of grant (measured using a trailing 30-day volume-weighted average share price) using the following formula:

Stock Price CAGR =	(	Ending Stock Price	)	1/n	–1.0
Beginning Stock Price

Where “n” equals the period of time (in years) elapsed from the date of grant to the last day of the applicable performance period.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

	By:	/s/ Claudia F. Walsh
Name: Claudia F. Walsh
Title: General Counsel and Corporate Secretary

Date: June 5, 2024